SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 26, 1999
                Date of Report (Date of Earliest Event Reported):


                                 CTS CORPORATION
              Exact Name of Registrant as Specified in its Charter


                                     Indiana
                           State or other jurisdiction
                                of incorporation



1-04639                                                35-0225010
(Commission File Number)                    (I.R.S. Employer Identification No.



905 West Boulevard North
 Elkhart, Indiana                                            46514
(Address of Principal Executive Offices)                     (Zip Code)


                                 (219) 293-7511
              (Registrant's Telephone Number, Including Area Code)







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Item 2.           Acquisition or Disposition of Assets.

         On February 26, 1999, CTS Wireless Components ("Buyer"), a wholly owned subsidiary of CTS Corporation ("CTS"), pursuant to an Asset Sale Agreement dated December 22, 1998 (the "Agreement") acquired certain assets and assumed certain liabilities of the Component Products Division of the Automotive, Component, Computer and Energy Sector ("CPD") of Motorola, Inc. ("Motorola"). Buyer paid to Motorola $94 million cash at the closing and agreed to make additional payments to Motorola in each of the following five fiscal years beginning with fiscal year 1999. The amount of these additional payments will be calculated based on CPD's results of operations, and will not exceed an aggregate amount of $105 million. Yearly payments made under this agreement are capped at $25,400,000 for 1999, $27,400,000 for 2000, and $17,400,000 for each of the three fiscal years thereafter. In addition to these payments, Buyer assumed $51 million of debt as part of the CPD acquisition.

         CTS obtained a substantial portion of the funds to finance the acquisition by borrowing under an Amended and Restated Credit Agreement, dated February 26, 1999, by and among CTS, the Lenders named therein and NBD Bank, N.A., as Agent (the "Credit Agreement"). The Credit Agreement provides for a $150 million revolving loan commitment, a $66 million term loan commitment, and a $10 million swing line loan commitment. As a condition to the extension of credit under the Credit Agreement, Buyer, CTS, and additional subsidiaries of CTS entered into a guaranty in favor of the Agent, for the ratable benefit of the Lenders, under the Credit Agreement (the "Guaranty"). Copies of the Credit Agreement and the Guaranty are attached hereto as Exhibits 99.2 and 99.3, respectively.

         CPD is an electronics components manufacturer with plant facilities in Scottsdale, Arizona; Albuquerque, New Mexico; Shaumburg, Illinois; Tianjin, China; and Chung-Li, Taiwan. Its assets include facilities, real property leases, equipment, intellectual property, and personnel. CPD designs and manufactures a variety of components including ceramic filters, quartz crystals, crystal oscillators, surface acoustic wave components, and piezoceramic devices. CPD sells its products primarily to manufacturers of telecommunications products, including Motorola. Buyer intends to continue to use these assets for the design, production, and sale of such products at these facilities following the acquisition.

Item 7.           Financial Statements and Exhibits.

(a)               Financial Statements of Business Acquired.

                  The financial statements of CPD for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.

(b)               Pro Forma Financial Information

                  The Pro Forma Financial statements of CPD required pursuant to
                  Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K not later than sixty (60) days after the date on which this Current Report on Form 8-K is required to be filed.


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(c)               Exhibits

2.1 Asset Sale Agreement by and among Motorola, Inc., CTS Wireless Components, Inc., and CTS Corporation, dated December 22, 1998 (filed as Exhibit (10)(f) to CTS's annual report for 1998 on Form 10-K, filed on February 25, 1999, and incorporated by reference herein).

99.1              Press Release dated February 26, 1999.

99.2 Amended and Restated Credit Agreement, dated as of February 26, 1999, by and among CTS, the Lenders named therein, and NBD Bank, N.A., as Agent.

99.3 Guaranty, dated as of February 26, 1999, by Buyer, CTS, and any subsidiaries of the Borrower as defined therein, in favor of the Agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                        CTS CORPORATION

[GRAPHIC OMITTED]

Dated:  [March 11, 1999].

                                        By:    /S/_Jeannine M. Davis
                                        Name:  Jeannine M. Davis
                                        Title: Senior Vice President,
                                               General Counsel & Secretary


                    (PLEASE NOTE THAT THIS FORM 8-K IS BEING
                        REFILED - THE EXHIBITS HAVE BEEN
                                PREVIOUSLY FILED)



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                                INDEX TO EXHIBITS


2.1 Asset Sale Agreement by and among Motorola, Inc., CTS Wireless Components, Inc., and CTS Corporation, dated December 22, 1998
       (filed as Exhibit(10)(f) to CTS's annual report for 1998 on Form 10-K, filed on February 25, 1999, and incorporated by reference herein).

99.1   Press Release dated February 26, 1999.

99.2 Amended and Restated Credit Agreement, dated as of February 26, 1999, by and among CTS, the Lenders named therein, NBD Bank, N.A., as Agent.

99.3 Guaranty, dated as of February 26, 1999, by Buyer, CTS, and any subsidiaries of the Borrower as defined therein, in favor of the Agent.


                    (PLEASE NOTE THAT THIS FORM 8-K IS BEING
                        REFILED - THE EXHIBITS HAVE BEEN
                                PREVIOUSLY FILED)



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